UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2011
WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation)

One Riverway, Suite 1400
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 292-2400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Second Supplemental Indenture for 9.25% Senior Notes due 2014
On June 7, 2011, WCA Waste Corporation (the “Company”) accepted for purchase and payment $100,969,000 aggregate principal amount (or approximately 67.31%) of its 9.25% Senior Notes due 2014 (the “2014 Notes”) that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on June 6, 2011, pursuant to its previously announced tender offer and consent solicitation, which commenced on May 23, 2011. The tender offer for the 2014 Notes will expire at 9:00 a.m., New York City time, on June 21, 2011, unless extended by the Company in its sole discretion.
On June 6, 2011, following the receipt of the requisite consents of the holders of 2014 Notes, the Company entered into a second supplemental indenture (the “Supplemental Indenture”), by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), supplementing the indenture, dated as of July 5, 2006, by and among the Company, the guarantors party thereto and the Trustee, as amended (the “Indenture”). The Supplemental Indenture eliminated most of the restrictive covenants and certain events of default and related provisions in the Indenture. The Supplemental Indenture became operative upon the purchase by the Company of a majority of the outstanding 2014 Notes pursuant to its tender offer and consent solicitation for such notes.
The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Supplemental Indenture in Item 1.01 above is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of June 6, 2011, by and among WCA Waste Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: June 8, 2011	/s/ Michael A. Roy
Michael A. Roy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of June 6, 2011, by and among WCA Waste Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee